UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 10, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters.

On August 10, 2005, the company announced the formation of the IAO Japan Advisory Council, an advisory committee to IA Global’s Board of Directors. The Council’s members include Hiroki Isobe, a majority shareholder of IA Global, Mark Scott, President and Chief Financial Officer of IA Global, Hideki Anan, Chief Executive Officer of Global Hotline, Kyo Nagae, Chief Financial Officer of Global Hotline, Hiroyuki Ejima, Chief Executive Officer of Rex Tokyo and Masao Nirasawa, Finance Director of Rex Tokyo.

A copy of the Press Release announcing these changes in management is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(c)	Exhibits –

Exhibit No.	Description
99.1	Text of Press Release, issued by IA Global, Inc. on August 10, 2005, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: August 10, 2005

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer